SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



FORM 8-K



CURRENT REPORT



Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934



Date of Report (date of earliest event reported): April 27, 1998



Financial Asset Securitization, Inc.

		   (Exact name of registrant as specified in its charter)



         Virginia          		  0-15483  	    53-1526174

(State or Other Jurisdiction 	(Commission      (I.R.S. Employer

   of Incorporation)		        File Number)	Identification No.)



 901 East Byrd Steet Richmond, Virginia 	 23219

(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:
(804) 344-7575



Item 5.	Other Events



	On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amount of Mortgage Particiption
Securities,

Series 1997-NAMC 2 (the "Securities"),pursuant to the Series
1997-2 NAMC 2

 Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"),

dated as of June 1, 1997, by and among the Registrant, North
American Mortgage

Company, as Master Servicer, and The First National Bank of
Chicago, as

Trustee.

	The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of two pools of conventional, one- to four-family, fixed rate, first-lien
Mortgage Loans

 (the "Mortgage Loans") transferred to the Trust by 	the
Registrant pursuant

 to the Pooling and Servicing Agreement. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with North

 American Mortgage Company pursuant to a Loan Sale Agreement
(the "Sales

Agreement"), dated as of June 1, 1997, by and between the Registrant DLJMC

The Trustee has caused to be filed with the Commission, the Monthly Report dated April 27, 1998. The Monthly Report is filed pursuant to and in

accordance with (1) numerous no-action letters (2) 	current
Commission

policy in the area.  The filing of the Monthly 	Report will
occur subsequent

 to each monthly distribution to the holders of the Certificates,

 Due July 25, 2027.



	A. 	Monthly Report Information:

			See Exhibit No. 1



	B.	Have any deficiencies occurred?   NO.

				Date:

				Amount:



	C.	Item 1: Legal Proceedings:	NONE



	D.	Item 2: Changes in Securities:	NONE



	E.	Item 4: Submission of Matters to a Vote of Certifi-

			catholders:  NONE



	F.	Item 5: Other Information - Form 10-Q, Part II -

		Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits



 Exhibit No.



	1.	Monthly Distribution Report dated April 27, 1998.

                                                  Reimbur


                                      Realized   ment of
Interest

               Beginning                         Loss of
Realized   Short-  Remaining

Class   Balance   Principal   Interest  Principal  Losses
fall    Balance

FXA-1  7485731.30 2440215.02   42731.05     0.00       0.00
0.00  5045516.28

FXA-2  1733625.00 NA           11557.50 NA             0.00
0.00  1733625.00

FXA-3 15761954.00       0.00   95885.22     0.00       0.00
0.00 15761954.00

FXA-4 16448000.00       0.00  101429.33     0.00       0.00
0.00 16448000.00

FXA-5  4545000.00       0.00   29163.75     0.00       0.00
0.00  4545000.00

FXA-6  6223000.00       0.00   40190.21     0.00       0.00
0.00  6223000.00

FXA-7  1400000.00       0.00    9333.33     0.00       0.00
0.00  1400000.00

FXA-8 16212341.27 1403123.56  135102.84     0.00       0.00
0.00 14809217.71

FXA-9  7272000.00       0.00   43935.00     0.00       0.00
0.00  7272000.00

FXA-10 9042000.00       0.00   54628.75     0.00       0.00
0.00  9042000.00

FXA-11 2178000.00       0.00   13158.75     0.00       0.00
0.00  2178000.00

FXP     199901.07     291.93 NA             0.00       0.00 NA
     199609.14

FXS    6815473.24 NA           45436.49 NA             0.00
0.00  6568303.24

A-1   31890319.94 3107506.83  192670.68     0.00       0.00
0.00 28782813.11

A-2    7241000.00       0.00   43747.71     0.00       0.00
0.00  7241000.00

A-3    2173000.00       0.00   14033.96     0.00       0.00
0.00  2173000.00

A-4    1650290.00 NA           10658.12 NA             0.00
0.00  1650290.00

A-5   15651902.24 1243002.76  117389.27     0.00       0.00
0.00 14408899.48

A-6    7912000.00       0.00   46153.33     0.00       0.00
0.00  7912000.00

A-7    2283000.00       0.00   13317.50     0.00       0.00
0.00  2283000.00

A-8    6858000.00       0.00   40005.00     0.00       0.00
0.00  6858000.00

P       701055.88    6866.54 NA             0.00       0.00 NA
     694189.34

S      1825084.64 NA           11787.00 NA             0.00
0.00  1684898.78

B-1    7045740.67    4847.18   46286.44     0.00       0.00
0.00  7040893.49

B-2    2709899.73    1864.30   17802.47     0.00       0.00
0.00  2708035.43

B-3    1517543.67    1044.01    9969.38     0.00       0.00
0.00  1516499.66

B-4    1018921.96     700.98    6693.73     0.00       0.00
0.00  1018220.98

B-5     541979.74     372.86    3560.49     0.00       0.00
0.00   541606.88

B-6     715418.78     492.18    4699.89     0.00       0.00
0.00   714926.60

R            0.00       0.00       0.00     0.00 NA
0.00        0.00

RP           0.00       0.00       5.18     0.00 NA
0.00        0.00



                                        Reimburse


                             Interest  ment of

              Beginning  Principal    Amount   Realized
Remaining

Class   Balance   DistributedDistributed Losses    Balance

FXA-1  346.757777  113.03686   1.979409  0.00000  233.72092

FXA-2 1000.000000    0.00000   6.666667  0.00000 1000.00000

FXA-3 1000.000000    0.00000   6.083333  0.00000 1000.00000

FXA-4 1000.000000    0.00000   6.166666  0.00000 1000.00000

FXA-5 1000.000000    0.00000   6.416667  0.00000 1000.00000

FXA-6 1000.000000    0.00000   6.458334  0.00000 1000.00000

FXA-7 1000.000000    0.00000   6.666664  0.00000 1000.00000

FXA-8  666.597917   57.69181   5.554982  0.00000  608.90611

FXA-9 1000.000000    0.00000   6.041667  0.00000 1000.00000

FXA-101000.000000    0.00000   6.041667  0.00000 1000.00000

FXA-111000.000000    0.00000   6.041667  0.00000 1000.00000

FXP    985.724916    1.43953   0.000000  0.00000  984.28539

FXS    743.710841    0.00000   4.958072  0.00000  716.73942

A-1    682.925380   66.54669   4.126007  0.00000  616.37869

A-2   1000.000000    0.00000   6.041667  0.00000 1000.00000

A-3   1000.000000    0.00000   6.458334  0.00000 1000.00000

A-4   1000.000000    0.00000   6.458332  0.00000 1000.00000

A-5    725.483929   57.61463   5.441130  0.00000  667.86930

A-6   1000.000000    0.00000   5.833333  0.00000 1000.00000

A-7   1000.000000    0.00000   5.833333  0.00000 1000.00000

A-8   1000.000000    0.00000   5.833333  0.00000 1000.00000

P      976.274494    9.56219   0.000000  0.00000  966.71231

S      643.278942    0.00000   4.154508  0.00000  593.86830

B-1    994.153618    0.68394   6.531014  0.00000  993.46968

B-2    994.153621    0.68394   6.531013  0.00000  993.46968

B-3    994.153608    0.68394   6.531011  0.00000  993.46967

B-4    994.153617    0.68394   6.531016  0.00000  993.46968

B-5    994.153608    0.68394   6.531008  0.00000  993.46967

B-6    994.153602    0.68394   6.531018  0.00000  993.46966

R        0.000000    0.00000   0.000000  0.00000    0.00000

RP       0.000000    0.00000 207.200000  0.00000    0.00000







SIGNATURES



	Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



			Financial Asset Securitization, Inc.





				By    	/s/ Richard Tarnas

				Name:   Richard Tarnas

				Title:	Vice President,

					The First National Bank of Chicago



Dated:	April 30, 1998